UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2021

Commission file number 001-16583.
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 1, 2021, Acuity Brands, Inc. (“we,” “our,” “us,” “the Company,” or similar references) issued a press release containing information about our results of operations for our fiscal quarter ended May 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure.
Segment Reporting
During the third quarter of fiscal 2021, we completed a realignment of our operations and structure to better support our business strategy. As a result, beginning in the current quarter, we now report our financial results of operations in two reportable segments, Acuity Brands Lighting and Lighting Controls ("ABL") and Intelligent Spaces Group ("ISG"), consistent with how our chief operating decision maker currently evaluates operating results, assesses performance, and allocates resources within the Company.
We are furnishing this Form 8-K under Regulation FD to provide a description of our new segments and to present summary financial information and historical data on a basis consistent with the new structure. These recast historical financial results are unaudited and may change in the course of quarterly reviews and the Company's annual audit. Beginning with the fiscal quarter ended May 31, 2021, our financial statements will reflect the new reporting structure with prior periods adjusted accordingly.
For reference, segment information for our new reportable segments, ABL and ISG, as well as unallocated corporate charges for prior periods is presented below (in millions):

	Fiscal 2020				Fiscal 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter
ABL:
Net sales	$798.0	$788.2	$741.6	$853.1	$753.6	$736.8
Operating profit	109.6	95.8	98.6	121.8	98.4	102.0
Depreciation and amortization	20.3	21.4	20.8	21.2	21.1	21.1

ISG:
Net sales	$39.3	$39.1	$37.7	$40.9	$40.8	$43.3
Operating (loss) profit	1.3	(3.4)	(0.2)	(1.6)	(0.1)	0.8
Depreciation and amortization	3.6	4.0	4.4	4.3	3.6	3.7

Corporate:
Operating loss	$(27.3)	$(11.0)	$(15.4)	$(14.3)	$(12.6)	$(11.8)
Depreciation and amortization	0.3	0.2	0.3	0.3	0.3	0.2

Eliminations:
Net sales	$(2.6)	$(3.1)	$(3.1)	$(2.8)	$(2.4)	$(3.5)

Total:
Net sales	$834.7	$824.2	$776.2	$891.2	$792.0	$776.6
Operating profit	83.6	81.4	83.0	105.9	85.7	91.0
Depreciation and amortization	24.2	25.6	25.5	25.8	25.0	25.0

Our ABL segment's lighting and lighting controls are sold primarily through independent sales agents who cover specific geographic areas and market channels, by internal sales representatives, through consumer retail channels, and directly to large corporate accounts. ISG sells predominantly through system integrators. For reference, the following table shows recast revenue from contracts with customers by sales channel and reconciles to our segment information for the periods presented (in millions):

	Fiscal 2020				Fiscal 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter
ABL:
Independent sales network	$572.4	$557.4	$549.4	$605.1	$559.5	$549.9
Direct sales network	94.1	76.6	69.4	88.9	80.1	79.2
Retail sales	55.0	57.4	48.7	57.2	56.0	43.7
Corporate accounts	32.2	55.3	39.1	65.2	22.9	26.2
Other	44.3	41.5	35.0	36.7	35.1	37.8
Total ABL	798.0	788.2	741.6	853.1	753.6	736.8
ISG	39.3	39.1	37.7	40.9	40.8	43.3
Eliminations	(2.6)	(3.1)	(3.1)	(2.8)	(2.4)	(3.5)
Total	$834.7	$824.2	$776.2	$891.2	$792.0	$776.6
This current report on Form 8-K includes below the following non-generally accepted accounting principles ("GAAP") financial measures for our reportable segments: “adjusted operating profit” and “adjusted operating profit margin”. These non-GAAP financial measures are provided to enhance the reader's overall understanding of our segments' current financial performance and prospects for the future. Specifically, management believes that these non-GAAP measures provide useful information to investors by excluding or adjusting items for acquisition-related items, amortization of acquired intangible assets, share-based payment expense, impairment on investment, and special charges associated with continued efforts to streamline the organization and integrate recent acquisitions. Management typically adjusts for these items for internal reviews of performance and uses the above non-GAAP measures for baseline comparative operational analysis, decision making, and other activities. Management believes these non-GAAP measures provide greater comparability and enhanced visibility into the Company’s segment results of operations as well as comparability with many of its peers, especially those companies focused more on technology and software. Non-GAAP financial measures included in this news release should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP.
The most directly comparable GAAP measures for adjusted operating profit and adjusted operating profit margin are “operating profit” and “operating profit margin,” respectively, which include the impact of acquisition-related items, amortization of acquired intangible assets, and share-based payment expense. The Company’s non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation or as a substitute for GAAP financial measures. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items.

The tables below reconcile operating profit to adjusted operating profit for each reportable segment (in millions):

	Fiscal 2020				Fiscal 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter
ABL:
Operating profit (GAAP)	$109.6	$95.8	$98.6	$121.8	$98.4	$102.0
Add-back: Amortization of acquired intangible assets	6.5	6.8	6.9	7.2	7.0	6.9
Add-back: Share-based payment expense	4.3	3.9	2.9	2.3	2.9	3.0
Add-back: Acquisition-related items(1)	1.1	0.1	—	—	—	—
Adjusted operating profit (Non-GAAP)	$121.5	$106.6	$108.4	$131.3	$108.3	$111.9

ISG:
Operating profit (loss) (GAAP)	$1.3	$(3.4)	$(0.2)	$(1.6)	$(0.1)	$0.8
Add-back: Amortization of acquired intangible assets	3.1	3.6	3.9	3.7	3.1	3.2
Add-back: Share-based payment expense	1.3	1.9	1.3	—	0.7	0.8
Adjusted operating profit (Non-GAAP)	$5.7	$2.1	$5.0	$2.1	$3.7	$4.8
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(1) Acquisition-related items include profit in inventory.
Investor Update
As previously announced, the Company is scheduled to host a virtual investor update on July 1, 2021 beginning at 9:00 a.m. (ET). A copy of the financial materials to be used during the virtual investor update is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. A replay of the event, along with a transcript, will be posted to the Company’s investor relations website at https://www.investors.acuitybrands.com/ shortly after the event ends and will be archived on the site.
The information contained in this Item 7.01, as well as Exhibit 99.2 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
On June 25, 2021, the Board of Directors of the Company declared a quarterly dividend of $0.13 per share. A copy of the related press release is attached as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 1, 2021.
99.2	Investor Presentation.
99.3	Press Release dated June 25, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 1, 2021

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

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